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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-56468, 33-61434, 333-31807) of Azco Mining Inc. of our report dated October 11, 2001 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Phoenix, Arizona
October 15, 2001